     EXHIBIT 10.20

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this ___ day of July, 2002, by and among DIGITAL RECORDERS, INC., a North Carolina corporation (“Digital”), TWINVISION CORP. OF NORTH AMERICA, INC., a North Carolina corporation (“TwinVision”), and DIGITAL AUDIO CORPORATION, a North Carolina corporation (“DAC”; Digital, TwinVision and DAC being hereinafter referred to collectively as “Borrowers,” and individually as a “Borrower”), each with its chief executive office at 4018 Patriot Drive, Suite 100, Durham, North Carolina 27709-4068, and GUARANTY BUSINESS CREDIT CORPORATION, a Delaware corporation, as assignee of FINOVA Capital Corporation, successor by merger to Fremont Financial Corporation (hereinafter referred to as “Lender”), with an office at 400 Northridge Road, Suite 1100, Atlanta, Georgia 30350.

Recitals:

     Lender and Borrowers are parties to a certain Loan and Security Agreement dated as of August 23, 1999, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 23, 2000, that certain letter agreement dated June 25, 2001, that certain letter agreement dated as of September 28, 2001, and that certain letter agreement dated January 9, 2002 (as at any time amended, the “Loan Agreement”), pursuant to which Lender has made certain revolving credit and term loans to Borrower.

     Borrowers have requested that Lender modify certain terms of the Loan Agreement. Lender is willing to make such modifications to the Loan Agreement as set forth herein.

     The parties desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.      Definitions.    All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2.      Amendments to Loan Agreement.    The Loan Agreement is hereby amended as follows:

(a) By deleting in Section 2.1A of the Loan Agreement the references to “Six Million Two Hundred and Fifty Thousand Dollars ($6,250,000)” and “Eleven Million Two Hundred and Fifty Thousand Dollars ($11,250,000)” and by substituting references to “Six Million Seven Hundred and Fifty Thousand Dollars ($6,750,000)” and “Eleven Million Seven Hundred and Fifty Thousand Dollars ($11,750,000)”, respectively, in lieu thereof.

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(b) By deleting Section 6.18 of the Loan Agreement and by substituting the following new Section 6.18 in lieu thereof:

6.18 Interest Coverage. Borrowers shall at all times maintain an Interest Coverage Ratio of not less than the ratio set forth below for the periods applicable thereto:

Period	Amount

April 1, 2002 through	1.0 to 1.0
June 30, 2002

January 1, 2002 through	1.0 to 1.0
September 30, 2002

January 1, 2002 through	1.0 to 1.0
December 31, 2002

January 1, 2003 through March 31,	1.0 to 1.0
2003 and each period from January 1
through March 31 of each calendar
year thereafter

January 1, 2003 through June 30,	1.0 to 1.0
2003 and each period from January 1
through June 30 of each calendar
year thereafter

January 1, 2003 through September 30,	1.0 to 1.0
2003 and each period from January 1
through September 30 of each calendar
year thereafter

January 1, 2003 through December 31,	1.0 to 1.0
2003 and each period from January 1
through December 31 of each calendar
year thereafter

     3.      Ratification and Reaffirmation.      Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

     4.      Acknowledgments and Stipulations.      Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); and the security interests and liens granted by Borrowers in favor of Lender are duly perfected, first priority security interests and liens.

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     5.      Representations and Warranties.      Each Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Event of Default exists on the date hereof, the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     6.      Reference to Loan Agreement.      Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     7.      Breach of Amendment.      This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     8.      Expenses of Lender.      Each Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     9.      Amendment Fee.      In consideration of Lender’s willingness to enter into this Amendment, Borrowers covenant and agree that, simultaneously with the execution and delivery of this Amendment by Borrowers, Borrowers shall pay to Lender a non-refundable amendment fee in the amount of $5,000, in immediately available funds.

     10.      Effectiveness; Governing Law.      This Amendment shall be effective upon acceptance by Lender in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

     11.      Successors and Assigns.      This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     12.      No Novation, etc..      Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     13.      Counterparts; Telecopied Signatures.      This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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     14.      Further Assurances.      Each Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     15.      Section Titles.      Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     16.      Release of Claims.      To induce Lender to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Lender.

     17.      Waiver of Jury Trial.      To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:	DIGITAL RECORDERS, INC. (“Borrower”)
______________________________ Secretary [CORPORATE SEAL]	By: ________________________________________ Title: ___________________________________

ATTEST:	TWINVISION CORP. OF NORTH AMERICA, INC. (“Borrower”)
______________________________ Secretary [CORPORATE SEAL]	By: ________________________________________ Title: ___________________________________

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ATTEST:	DIGITAL AUDIO CORPORATION (“Borrower”)
______________________________ Secretary [CORPORATE SEAL]	By: ________________________________________ Title: ___________________________________

Accepted in Atlanta, Georgia GUARANTY BUSINESS CREDIT CORPORATION (“Lender”)
By: ________________________________________ Title: ___________________________________

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CONSENT AND REAFFIRMATION

     The undersigned guarantor of the Obligations of Borrowers at any time owing to Lender hereby: (i) acknowledges receipt of a copy of the foregoing Fifth Amendment to Loan and Security Agreement; (ii) consents to each Borrower’s execution and delivery thereof and of the other documents, instruments or agreements each Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on the date of such Fifth Amendment to Loan and Security Agreement.

ATTEST:	ROBINSON-TURNEY INTERNATIONAL, INC.
______________________________ Secretary [CORPORATE SEAL]	By: ________________________________________ Title: ___________________________________

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DIGITAL RECORDERS, INC.
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS

     I, __________________, DO HEREBY CERTIFY, that I am the Secretary of DIGITAL RECORDERS, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of July ___, 2002; and that said resolutions are still in full force and effect:

     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to GUARANTY BUSINESS CREDIT CORPORATION (“Lender”) (1) a Fifth Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of August 23, 1999, among the Corporation, the other borrowers noted therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that __________________ is the President of the Corporation and ____________________ is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this ____ day of July, 2002.

______________________________ Secretary [CORPORATE SEAL]

     I, ___________________, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that ____________________ is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

______________________________ President

TWINVISION CORP. OF NORTH AMERICA, INC.
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS

     I, __________________, DO HEREBY CERTIFY, that I am the Secretary of TWINVISION CORP. OF NORTH AMERICA, INC. (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of July ___, 2002; and that said resolutions are still in full force and effect:

     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to GUARANTY BUSINESS CREDIT CORPORATION (“Lender”) (1) a Fifth Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of August 23, 1999, among the Corporation, the other borrowers noted therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that __________________ is the President of the Corporation and ____________________ is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this ____ day of July, 2002.

______________________________ Secretary [CORPORATE SEAL]

     I, ___________________, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that ____________________ is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

______________________________ President

DIGITAL AUDIO CORPORATION
SECRETARY’S CERTIFICATE
OF
BOARD OF DIRECTORS RESOLUTIONS

     I, __________________, DO HEREBY CERTIFY, that I am the Secretary of DIGITAL AUDIO CORPORATION (the “Corporation”), a corporation duly organized and existing under and by virtue of the laws of the State of North Carolina and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of July ___, 2002; and that said resolutions are still in full force and effect:

     RESOLVED, that the Chairman of the Board, President, any Vice President, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to GUARANTY BUSINESS CREDIT CORPORATION (“Lender”) (1) a Fifth Amendment to Loan and Security Agreement (the “Amendment”) providing for the amendment of certain terms of that certain Loan and Security Agreement dated as of August 23, 1999, among the Corporation, the other borrowers noted therein and Lender (as at any time amended, the “Loan Agreement”), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by any officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that __________________ is the President of the Corporation and ____________________ is the Secretary of the Corporation and each is duly elected, qualified and acting as such, respectively.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this ____ day of July, 2002.

______________________________ Secretary [CORPORATE SEAL]

     I, ___________________, President of said Corporation, do hereby certify that the foregoing is a correct copy of the resolutions passed by the Board of Directors of the Corporation and that ____________________ is Secretary of the Corporation and is duly authorized to attest to the passage of said resolutions.

______________________________ President